               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

            Clarion Value Fund MASTER LLC
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                            CLARION VALUE FUND, INC.
                          CLARION VALUE FUND MASTER LLC

                                 230 Park Avenue
                            New York, New York 10169

           Notice of Meeting of Shareholders to be Held May 29, 2006

March 7, 2006

To the shareholders:

      Notice is hereby given that a meeting of the shareholders (the "Meeting") of each of the above-listed investment companies (each, a "Fund," and collectively, the "Funds") will be held at 230 Park Avenue, New York, New York 10169 at 9:00 AM.

      During the Meeting, shareholders will vote on the following Proposals (which are described more fully in the attached Proxy Statement):

      1. To approve new investment advisory contracts for the Funds, which would allow advisory fees to be charged by Clarion Value Fund Master LLC or Clarion Value Fund, Inc. (the "New Agreements"). As described below, approval of the New Agreements will not result in any increase in the total advisory fees payable to ING Clarion Capital, LLC (the "Adviser") by Clarion Value Fund, Inc. or any shareholder in respect of such party's direct or indirect investment in Clarion Value Fund Master LLC.

            The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. will vote in connection with approval of the New Agreements. The Boards of Directors of Clarion Value Fund, Inc. and Clarion Value Fund Master LLC have approved the terms of the New Agreements.

      2.    To elect a Board of Directors.

            The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. also will vote in connection with the election of the Directors of Clarion Value Fund Master LLC.

      Shareholders of record at the close of business on January 31, 2006 are entitled to vote in person at the Meeting or may vote by returning the enclosed proxy. The Board of Directors of each Fund recommends a vote in favor of the Proposals.

                                      By Order of the Boards of Directors of
                                      Clarion Value Fund, Inc. and Clarion Value
                                      Fund Master LLC

                                      Jerry Chang
                                      Chief Compliance Officer

                            CLARION VALUE FUND, INC.
                          CLARION VALUE FUND MASTER LLC
                                 PROXY STATEMENT

                             Meeting of Shareholders
                             to Be Held May 29, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of the above-listed funds (each, a "Fund," and collectively, the "Funds") to be voted at a special meeting of shareholders (the "Meeting"), to be held at the Funds' offices at 230 Park Avenue, New York, New York 10169 at 9:00AM Eastern Time on May 29, 2006, or any adjournments thereof. In accordance with applicable law, this Proxy Statement is being mailed on or about March 31, 2006. The Boards of Directors have fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to be given notice of and vote at the Meeting or any adjournment thereof.

General Information About the Funds

      Clarion Value Fund Master, LLC (the "Master Fund") was formed in June 2002 as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Until February 2005, the Master Fund operated under the name Clarion CMBS Value Fund Master, LLC. The Master Fund is a master fund in a master-feeder structure and, accordingly, certain of its investors are other entities ("feeders") investing all or a substantial portion of their assets in the Master Fund. The Master Fund's feeders are:

   o Clarion Value Fund, Inc. (the "Value Fund"), a Maryland corporation operating as a registered investment company under the 1940 Act;

   o Clarion Fund plc, an investment fund incorporated in Ireland and authorized by the Central Bank of Ireland; and

   o Clarion Value Reserve (BVI), L.P., a partnership organized in the British Virgin Islands.

      The Value Fund and the Master Fund are the only funds described in this Proxy Statement that currently are registered as investment companies under the 1940 Act. The two other feeders in the Master Fund noted above are non-U.S. companies that make no public offering of their securities in the United States and limit any U.S. investors to qualified purchasers.

      The Value Fund was formed in December 1994 as a non-diversified, closed-end management investment company under the 1940 Act, and was reorganized as an open-end management investment company on July 8, 1999. Until February 2005, the Value Fund operated under the name Clarion CMBS Value Fund, Inc. Since June 2002, the Value Fund has conducted its investment and trading operations indirectly as a feeder investing all of its assets in the Master Fund.

      The same individuals that comprise the Value Fund's Board of Directors also comprise the Board of Directors of the Master Fund. The Funds' investment adviser is ING Clarion Capital, LLC (the "Adviser"), 230 Park Avenue, New York, NY 10169; their administrator and custodian is Bank of New York, 101 Barclay Street, New York, NY 10286; and their transfer agent is Unified Fund Services, 431 N. Pennsylvania Street, Indianapolis, IN 46204.

      Each Fund and its business is described in its Prospectus and Statement of Additional Information and in its most recent annual and semi-annual reports. Each Fund will furnish, without charge, a copy of its annual report for its most recently completed fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of ING Clarion Capital, LLC, c/o Jerry Chang 230 Park Avenue, New York, NY 10169, or to 212-883-2730.

      As of the close of business on January 31, 2006, the Value Fund's net assets were $482.4 million and its net asset value per share was $9.2023. As of the same date, the Master Fund's net assets were $522.3 million and its net asset value per share was $360.77. Neither Fund is a party to any pending legal proceedings, and no such proceedings are known to be contemplated by any governmental authorities.

Summary of Proposals

      During the Meeting, shareholders will vote on the following Proposals:

      1. To approve new investment advisory contracts for the Funds, with no increase in fees paid by the Funds' investors (the "New Agreements"). As described below, approval of the New Agreements will not result in any increase in the total advisory fees payable to the Adviser by Clarion Value Fund, Inc. or any shareholder in respect of such party's direct or indirect investment in Clarion Value Fund Master LLC.

            The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. will vote in connection with approval of the New Agreements. The Boards of Directors of Clarion Value Fund, Inc. and Clarion Value Fund Master LLC have approved the terms of the New Agreements.

      2.    To elect a Board of Directors.

            The shareholders of Clarion Value Fund, Inc., Clarion Fund plc, and Clarion Value Reserve (BVI), L.P. also will vote in connection with the election of the Directors of Clarion Value Fund Master LLC.

      No business other than that contemplated by these Proposals will be presented at or acted upon at the Meeting.

Voting on the Proposals

      With respect to the approval of the New Agreements by the Value Fund's Board of Directors, each share of the Value Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, approval of the New Agreements requires approval by the lesser of (1) 67% or more of the voting shares of the Value Fund present at the Meeting, provided that holders of more than 50% of the Value Fund's outstanding voting shares are present or represented by proxy, or (2) more than 50% of the Value Fund's outstanding voting shares. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

      For the parallel vote in connection with the approval of the New Agreements by the Master Fund's Board of Directors, each share of the Master Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, approval of the New Agreements requires approval by the lesser of (1) 67% or more of the voting shares of the Value Fund present at the Meeting, provided that holders of more than 50% of the Value Fund's outstanding voting shares are present or represented by proxy, or (2) more than 50% of the Value Fund's outstanding voting shares. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

      With respect to the individuals' proposed service on the Value Fund's Board of Directors, each share of the Value Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, a plurality of the votes cast is required to elect the Directors. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

      For the parallel vote in connection with the individuals' proposed service on the Master Fund's Board of Directors, each share of the Master Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, a plurality of the votes cast is required to elect the Directors. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

      Shares of the Master Fund held by Clarion Fund plc and Clarion Value Reserve (BVI), L.P. for which no voting instructions are received in respect of the Master Fund's approvals will be voted by Clarion Fund plc or Clarion Value Reserve (BVI), L.P., as the case may be, in the same proportion as the shares for which voting instructions are received (a process often called "echo voting"). However, shares of the Master Fund held by the Value Fund for which no voting instructions are received in respect of the Master Fund's approvals will be counted as abstentions. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the same effect on the New Agreements as a vote "AGAINST". In addition, with respect to any proposal considered at the Master Fund level, shareholders of Clarion Fund plc and Clarion Value Reserve (BVI), Ltd. should be aware that, because of the substantially higher number of Master Fund shares held by the Value Fund, approval or disapproval of the proposal will be significantly dependent on voting on the part of the Value Fund's shareholders.

      In all cases, if a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be considered as a vote in favor of the approval of the Proposals. A shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the respective Fund expressly revoking your proxy, or (ii) by signing and forwarding to the respective Fund a later-dated proxy, or
(iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

      As of the close of business on January 31, 2006, there are 52,084,613.00 shares of the Value Fund issued and outstanding and entitled to vote. As of the same date, there are 1,510,217.27 shares of the Master Fund issued and outstanding and entitled to vote.

Security Ownership by Certain Beneficial Owners and Management of the Fund

      As of January 31, 2006, to the knowledge of the Value Fund, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the Value Fund:

                                      (2) Amount and Nature of  (3) Percentage
(1)  Name and Address of Record or        Record or Beneficial      of Shares
     Beneficial Interest Holder                Ownership            Outstanding
----------------------------------    ------------------------  ---------------
I.A.M. National Pension Plan                15,895,572.18            30.41%
1300 Connecticut Ave NW, Suite 300
Washington, DC 20036

Qwest Pension Trust                         10,329,611.93            19.76%
1005 17th Street, Suite 250
Denver, CO 80202

The William and Flora Hewlett                5,909,163.28            11.31%
Foundation
2121 Sand Hill Road
Menlo Park, CA 94205

New York State Teachers Retirement           5,338,030.80            10.21%
System
10 Corporate Woods Drive
Albany, NY 12211

Regents of the University of                 4,341,231.57             8.31%
Minnesota - TIP Account
2221 University Avenue, SE Suite 145
Minneapolis, MN 55414

Qwest Occupational Health Trust              3,164,257.37             6.05%
1005 17th Street, Suite 250
Denver, CO 80202

Ohio Public Employees Retirement             2,784,619.00             5.33%
System
277 E. Town St
Columbus, OH 43215

      As of the same date, to the knowledge of the Master Fund, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the Master Fund:

                                      (2) Amount and Nature of  (3) Percentage
  (1)  Name and Address of Record or      Record or Beneficial      of Shares
       Beneficial Interest Holder              Ownership            Outstanding
  ----------------------------------  ------------------------  ---------------
  Clarion Value Fund, Inc.                  1,330,742.59              88.1%

  Clarion Value Fund plc                      110,307.05               7.3%

      As of the same date, to the knowledge of the respective Fund, the officers and Directors of the Value Fund and the Master Fund individually and in the aggregate owned beneficially and of record less than 1% of shares of the Value Fund and less than 1% of shares of the Master Fund.

Adjournment

      The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies in the event a quorum is not present. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.

Other Information

      The costs associated with this solicitation will be borne by the Funds and are estimated to be $5,000. Fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.

PROPOSAL 1: TO APPROVE THE NEW AGREEMENTS

      The Boards have unanimously approved, and recommend that the shareholders vote for the approval of, the New Agreements. The New Agreements are provided in Appendix I to this Proxy Statement.

      The Adviser currently manages the Value Fund under an investment advisory contract, dated June 24, 2002 and the Master Fund under an investment advisory contract dated June 20, 2002 (each, a "Current Agreement," and collectively, the "Current Agreements"). The fee provisions of the Current Agreements, together with the fee provisions of the investment advisory agreements between the Adviser and Clarion Fund plc and Clarion Value Reserve (BVI), Ltd., provide for payments to the Adviser based on the average monthly net assets of the relevant entity as follows (in each case, paid quarterly):

                                            Rate of
      Fund Name                          Compensation
      ---------                          ------------

      Clarion Value Fund, Inc.              0.63%

      Clarion Value Fund plc                0.63%

      Clarion Value Reserve (BVI), Ltd.     0.63%

      Clarion Value Fund Master, LLC        0.00%

      The Directors of the Value Fund and the Master Fund have, however, determined that the Current Agreements provide insufficient flexibility in structuring these fees. For example, should the Master Fund in the future wish to accept an investor as a direct investor in the Master Fund, rather than as an indirect investor through one of the aforementioned feeders, the Current Agreements provide for no mechanism to equitably apply the fees that would be due the Adviser in respect of such a direct investor.

      Therefore, so as to facilitate these and other possible investment arrangements, the Directors of the Value Fund and the Master Fund have determined, with the concurrence of the Adviser, that it is in the interests of the Funds to permit the re-allocation of the advisory fees currently borne only at the level of the Value Fund (and the other feeders) so that they may in the future be borne, in whole or in part, at the level of the Master Fund, provided, however, that the maximum such fee to be borne by any current feeder (when calculated in the aggregate with any such fee levied in the future at the Master Fund level) will remain at 0.63% of average monthly net assets. By way of illustration, should the Directors of the Master Fund elect to increase the advisory fee paid by the Master Fund from 0.00% to 0.10% of average monthly net assets, a corresponding reduction in the advisory fee paid by the Value Fund (and each other current feeder) would be implemented, in this case reducing that fee from 0.63% to 0.53% of average monthly net assets. Also by way of illustration, should the Directors of the Master Fund elect to increase the advisory fee paid by the Master Fund from 0.00% to 0.63% of average monthly net assets, a corresponding reduction in the advisory fee paid by the Value Fund (and each other current feeder) would be implemented, in this case reducing that fee from 0.63% to 0.00% of average monthly net assets.

      If the Funds' shareholders approve the New Agreements at the upcoming Meeting to which this Proxy Statement relates, its terms are expected to go into effect promptly thereafter. If shareholders fail to approve the New Agreements, the Current Agreements will continue in effect.

Information About ING Clarion Capital

      The Adviser is a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 230 Park Avenue, New York, NY 10169. The Adviser is an affiliate of the ING Group. As of January 31, 2006, the Adviser had approximately $2.6 billion in assets under management.

      The Adviser is a registered investment adviser that has provided investment management services to banking or thrift institutions, investment companies, pension and profit sharing plans, charitable organizations, corporations, and other pooled investment vehicles since 1997.

      The directors and principal executive officers of the Adviser are listed below. Unless otherwise indicated, the address for each is 230 Park Avenue, New York, NY 10169. No officers or directors of the Funds have any material interest in the Adviser, or in any material transaction in which the Adviser or an affiliate is a party.

                                                           Principal
Name and Address   Position at the Adviser                 Occupation(s)
----------------   -------------------------------------   ---------------------
Daniel Heflin      President and Chief Executive Officer   Same

Stephen Baines     Chief Investment Officer                Same

Jerry Chang        Chief Compliance Officer                Same

      The following chart lists those officers and directors of the Funds who are also affiliated with the Adviser, and sets forth the nature of those affiliations:

Name and Address                                    Position at the Funds
-------------------                                 ---------------------------
Daniel Heflin                                       President, CEO and Director

Stephen Baines                                      Vice President

Jerry Chang                                         Chief Compliance Officer

Terms of the Current Agreements

      The date of the Value Fund's Current Agreement is June 24, 2002. The Board, including a majority of the Independent Directors, last approved by the Value Fund's Current Agreement, on November 30, 2005. The Value Fund's Current Agreement was last approved by shareholders on June 14, 2002. Under the Value Fund's Current Agreement, the Value Fund pays the Adviser an advisory fee based on the Value Fund's average monthly net assets, computed and paid quarterly, at the following rate: 0.63%. Separately, the Adviser has agreed to waive a portion of its fee such that the Value Fund's total annual operating expenses (including management fees) do not exceed 0.80% of the Value Fund's net asset value.(1)

----------
(1) Out-of-pocket due diligence and other expenses incurred by the Adviser in directly managing the Funds' investments (which may include, but will not be limited to, legal, appraisal, environmental and site visit expenses) will not be included as fund operating expenses for purposes of calculating a management fee waiver, if any. The same principles will apply to any fees or discounts collected (or credited against the purchase price of an investment) by the Funds as part of their investment activities such that they will not be credited against Funds operating expenses for purposes of calculating a management fee waiver.

      For the Value Fund's most recent fiscal year ended October 31, 2005, the Adviser received $2,240,153 in advisory fees from the Value Fund. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

      The date of the Master Fund's Current Agreement is June 20, 2002. The Board, including a majority of the non-interested directors, last approved the Master Fund's Current Agreement, on November 30, 2005. The Master Fund's Current Agreement was last approved by Shareholders on June 14, 2002. Under the Master Fund's Current Agreement, as described above, the Master Fund does not pay advisory fees to the Adviser. Rather, all advisory fees are assessed at the feeder level. Consequently, during the Master Fund's most recent fiscal year ended October 31, 2005, the Adviser received no advisory fees from the Master Fund. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

Terms of the New Agreements

      The terms of the New Agreements are the same as those of the Current Agreements with the exception of those relating to the advisory fee structure, as already described above. Adoption of the New Agreements will not result in an increase in Value Fund or shareholder fees. Accordingly, if the New Agreements had been in effect during the fiscal year ended October 31, 2005, the Adviser would have received the same amount in advisory fees as received under the Current Agreements.

      Additional terms of both the Current and New Agreements provide that the Adviser, subject to the control and supervision of the Funds' Boards of Directors and in conformance with the stated investment objectives and policies of the Funds, manages the investment and reinvestment of the assets of the Funds. It is the responsibility of the Adviser to make investment decisions for the Master Fund (and, indirectly, the Value Fund and each other feeder) and to place purchase and sale orders for the Master Fund's investments. The Adviser intends to devote such time and effort to the business of the Funds as is reasonably necessary to perform its duties to the Funds. The services of the Adviser are not exclusive and the Adviser may provide similar services to other clients and may engage in other activities. The officers of the Value Fund and the Adviser (who serve in the same capacity with respect to the Master Fund) manage the day-to-day operations of the Funds. The officers of the Funds are directly responsible to the Funds' Boards of Directors, which set broad policies for the Funds and appoint its officers.

      The Current and New Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties, and will pay all fees and salaries of the Funds' officers or employees, if any, who are also employees of the Adviser. The Adviser may retain outside consultants and will be reimbursed by the Funds for any expenses incurred therewith.

      Like the Current Agreements, the New Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Funds or any of the Funds' shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Funds or the Funds' shareholders.

      If approved by shareholders, the New Agreements will continue in effect for two years (unless terminated earlier) from the date of shareholder approval, and will thereafter continue from year to year, provided that the continuance of the New Agreements is approved annually by vote of the respective Board including a majority of the "non-interested" directors, or by a vote of "a majority of the outstanding voting securities" of the Value Fund (as defined in Section 2(a)(42) of the 1940 Act). The New Agreements may be terminated at any time without penalty by vote of the respective Board or vote of a majority of the respective Fund's outstanding voting securities upon 60 days' written notice to the Adviser. The New Agreements may be terminated by the Adviser at any time, without the payment of any penalty, on 90 days' written notice to the respective Fund. Consistent with the federal securities laws, the New Agreements also would terminate upon any "assignment" (as defined in the 1940 Act).

Board Consideration and Approval of the Agreements

      At a meeting held on November 30, 2005, the Boards approved continuing the Current Agreements and also approved recommending the New Agreements to shareholders. In connection with their meeting, the Boards of Directors, including the Independent Directors, received materials specifically relating to material terms of the Current and New Agreements. These materials included (i) information on the investment performance of the Funds, a selected peer group of other mutual funds, certain institutional client accounts managed by the Adviser and an appropriate market index, (ii) expenses borne by the Funds (including fees payable to the Adviser), (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest, and (iv) the organizational structure and business of the Adviser. In considering the Agreements, the Boards of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Boards of Directors, including the Independent Directors, in connection with their approval of the Agreements include the following:

      Investment Compliance and Performance. The Boards of Directors, including the Independent Directors, considered whether the Funds have operated within their investment objectives and their record of compliance with their investment restrictions. They also reviewed each Fund's investment performance as well as the performance of a selected peer group of other mutual funds, the performance of certain institutional client accounts managed by the Adviser, and the performance of an appropriate market index. The Boards of Directors, including the Independent Directors, determined, among other things, that each Fund has operated within their investment objective and that each Fund's performance is satisfactory. In reaching this conclusion, it was noted that each Fund's performance over all periods reviewed generally was higher than the average performance of the selected peer funds.

      The Adviser's Personnel and Methods. The Boards of Directors, including the Independent Directors, reviews at least annually the background of the Adviser and each Fund's investment objective and discipline. The Independent Directors also had discussions with senior management of the Adviser responsible for investment operations and the senior management of the Funds. Among other things they considered the size, education and experience of the Adviser's investment staff. The Boards of Directors, including the Independent Directors, determined, among other things, that the size and nature of the Adviser's staff as it relates to the Funds is satisfactory and appropriate.

      Nature and Quality of Other Services. The Boards of Directors, including the Independent Directors, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser, under the Current and New Agreements. The Boards of Directors, including the Independent Directors, also considered the nature and extent of the Adviser's supervision of third party service providers, principally administrators and custodians. The Boards of Directors, including the Independent Directors, determined, among other things, that the nature and quality of administrative and shareholder services provided by the Adviser -- including with respect to the oversight of other Fund service providers -- are satisfactory and appropriate.

      Fees and Expenses. The Boards of Directors, including the Independent Directors, considered each Fund's expense ratio (including the effects of fees payable to the Adviser), fees and expenses of a selected peer group of mutual funds, and fees and expenses of certain institutional client accounts managed by the Adviser. The Boards of Directors, including the Independent Directors, determined, among other things, that each Fund's expense ratio is satisfactory and appropriate. In reaching this conclusion, it was noted that the Adviser's fees were competitive to those charged to the selected funds (in that each Fund's net management fee was approximately the same as or lower than the corresponding fees for those funds) and; given differences in the legal and practical requirements of such clients, to the Adviser's institutional clients. It also was noted that the Value Fund's shareholder base (and that of the other feeders to the Master Fund described in this Proxy Statement) consists principally of large, sophisticated institutions having access to a variety of professional advisers and that these institutional shareholders have not indicated any current dissatisfaction with the fee and expense levels.

      Profitability. The Boards of Directors, including the Independent Directors, considered the level of the Adviser's profits in respect of the management of each Fund and of other registered investment companies advised by the Adviser. The Boards of Directors, including the Independent Directors, considered the profits realized by the Adviser in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Boards of Directors, including the Independent Directors, determined, among other things, that the overall profitability of the Adviser is satisfactory and appropriate.

      Conclusion. Based on its evaluation of all material factors and assisted by the advice of legal counsel to the Funds, the Boards of Directors, including the Independent Directors, concluded that the proposed advisory fee structures were fair and reasonable, and that the Agreements should be approved.

               THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS APPROVE THE NEW AGREEMENTS.

PROPOSAL 2: TO ELECT A BOARD OF DIRECTORS

      The Boards of Directors have determined that it is desirable to expand the size of the Boards. This will allow additional qualified candidates to serve as independent directors, while also providing for continued service by the current Directors, who have experience and familiarity with the business of the Funds.

      Section 16(a) of the 1940 Act establishes provisions for the appointment and election of Directors of a registered investment company. While some or all of the nominees could be appointed to the Board of Directors solely by action of the current Directors (i.e, without a shareholder meeting), the Board of Directors has determined in connection with these nominees to seek your approval for their elections. (The Board of Directors may, however, determine in the future to appoint other candidates without calling a shareholder meeting to the extent permitted by Section 16(a) of the 1940 Act at that time.). Accordingly, the Boards of Directors nominate for your consideration two new independent director nominees, S. Leland Dill and James G. Webb. Each of Messrs. Dill and Webb will qualify as "independent" for these purposes because he is not an "interested person" of the Fund or the Adviser within the meaning of the 1940 Act.

      The biographies, including principal occupations for the last five years, of the two new nominees are as follows:

S. Leland Dill

      S. Leland Dill joined KPMG Peat Marwick (an audit and accounting firm) after graduation from Kansas State University with a B.S. in Business Administration. He served in various capacities until his retirement in 1986 as Partner-in charge of KPMG's Investment Services Practice. He has completed management courses at Stanford University and is a retired Certified Public Accountant.

      During his tenure with KPMG, Mr. Dill's clientele included stock and commodity exchanges, investment banks and broker-dealers, open and closed end mutual funds, hedge funds and other financial services entities. He has served as a member and chairman of various committees of the American Institute of Certified Public Accountants (AICPA), the Securities Industry Association and the Investment Company Institute and was also a member of the Board of Directors of the New York Board of Trade.

      Mr. Dill is currently a Trustee for the Phoenix Funds. He previously served as a Trustee and Chairman of the Audit Committee for the New York Board of the Scudder Funds and has also served as a director for various commercial and finance enterprises. At the invitation of the Funds' Boards of Directors, Mr. Dill has served as an Advisory Director of the Funds, attending meetings of the Boards in that capacity since November 2005.

James G. Webb

      Mr. Webb has been a hedge fund industry consultant since August 2004. He was a founding partner of GlobeOp Financial Services, LLC, a fund administrator for global hedge funds, and from 1999 until August 2004, managed GlobeOp's systems development and quality control group.

      Prior to founding GlobeOp, from 1993 to 1999, Mr. Webb served as global manager of management accounting at Long-Term Capital Management. From 1990 to 1993, Mr. Webb was an Equity Derivative Controller with Bankers Trust.

      Mr. Webb began his career with Deloitte Haskins & Sells (an audit and accounting firm) in 1984. He holds a B.S. in Accountancy and a Masters of Computer Science from the University of Illinois. Mr. Webb was previously a Certified Public Accountant in the State of Illinois. At the invitation of the Funds' Boards of Directors, Mr. Webb has served as an Advisory Director of the Funds, attending meetings of the Boards in that capacity since September 2005.

      The Board of Directors also has determined, as required by applicable proxy regulations, which apply to any shareholder meeting at which nominees for the Board are considered, to submit the continued service on the Board of each current Director for your consideration and approval. The biographies, including principal occupations for the last five years, of each nominee who is an existing member of the Board of Directors, are as follows:

Frank L. Sullivan, Jr.

Chairman of the Board

      From 1984 to the present, Mr. Sullivan has served as Managing Director of ING Clarion Partners, LLC. Mr. Sullivan served as Chairman of the Board of the Adviser from 1998 to the present.

Daniel Heflin

President, CEO and Director

      Mr. Heflin has served as President and Chief Executive Officer of the Adviser since October 1997, has over 18 years of fixed income experience and has been managing portfolios of CMBS for institutional investors since 1993. Mr. Heflin is a Certified Public Accountant in the State of New York.

Stephen C. Asheroff

Director

      Mr. Asheroff retired in 1996 as Executive Vice President and Group Head of Specialized Lending for NatWest Bancorp. At NatWest Bancorp, Mr. Asheroff managed the Real Estate Finance, Automobile Finance and Special Loan departments. Prior to joining NatWest Bancorp, Mr. Asheroff was General Partner for Operations of RMS Associates, a real estate development company.

Steven N. Fayne

Director

      Mr. Fayne is the Managing Director of GMAC Commercial Mortgage - Affordable Housing Division, a division of Newman Financial Services, Inc. (a GMAC subsidiary). Previously, Mr. Fayne co-founded Eichler, Fayne & Associates (now EF&A), a Fannie Mae DUS lender. Until Mr. Fayne's departure, EF&A was Fannie Mae's largest originator of DUS loans.

I. Trevor Rozowsky

Director

      Mr. Rozowsky is the Executive Vice President of Lydian Trust Company and Chief Executive Officer and Director of Lydian Private Bank. From 1993 to 1997, Mr. Rozowsky was the Senior Vice President of Ocwen Financial Corporation, managing the acquisition, capital markets, credit and mortgage lending groups during his tenure.

                                      * * *

      Each of the nominees named above has consented to be named in this Proxy Statement and to serve as a Director of the Funds if elected. The Boards of Directors have no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Boards of Directors may recommend at that time. Pursuant to each Fund's governing documents, each Director and officer of the Fund holds office until his or her death, resignation or removal as provided by statute or the relevant Fund's documents.

      As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Boards of Directors and officers of the Funds and the above-named nominees to the Boards of Directors, as well as the Funds' independent public accounting firm, is provided in Appendix II to this Proxy Statement.

               THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT
                  SHAREHOLDERS APPROVE THE ABOVE-NAMED NOMINEES
                           TO THE BOARDS OF DIRECTORS.

Shareholder Proposals

      The Funds are not required to hold annual meetings of shareholders. Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board's solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board's solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to Clarion Value Fund, c/o Jerry Chang, 230 Park Avenue, New York, New York 10169.

                                      By Order of the Boards of Directors of
                                      Clarion Value Fund, Inc. and Clarion Value
                                      Fund Master LLC

                                      Jerry Chang
                                      Chief Compliance Officer

March 7, 2006

                                                                      Appendix I

      As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Boards of Directors and officers of the Funds and the above-named nominees to the Boards of Directors is provided below.

      The Fund Complex referred to in this section consists of the Clarion Value Fund, Inc., the Clarion Value Fund Master LLC, and the Clarion Total Return Fund. (ING Clarion Investors LLC is not a part of the Fund Complex because it is neither held out as a related company nor does it have a common investment adviser.) Unless otherwise noted, the address of all Directors, Nominees and Officers is c/o Clarion Value Fund, Inc., 230 Park Avenue, New York, NY 10169.

                            Independent Directors(2)

                                                                              Number of
                                                                            Portfolios in
                                                                             Fund Complex
                                                             Principal       Overseen by
                      Position(s)      Term of Office      Occupation(s)     Director or        Other Directorships
   Name, Address       Held with        and Length of       During Past      Nominee for        Held by Director or
      and Age          each Fund         Time Served          5 Years          Director        Nominee for Director
-------------------   -------------   -----------------   ---------------   -------------   ---------------------------
S. Leland Dill        Nominee         Not applicable      See above         None            Phoenix Funds (50
                      for             (term of office,                      (nominee to     portfolios) (1989 to
(age 75)              Director        if approved,                          serve as        present); Scudder
                                      will be until                         director of 3   Investments (51
                                      death,                                portfolios)     portfolios) (1986 to
                                      resignation or                                        2005); Coutts (USA)
                                      removal)                                              International (50
                                                                                            portfolios) (1992 to
                                                                                            2000); Coutts Trust
                                                                                            Holdings (50 portfolios)
                                                                                            (1991 to 1999); Coutts
                                                                                            Group (50 portfolios)
                                                                                            (1994 to 1999)

James G. Webb         Nominee         Not applicable      See above         None            Rubicon Master Fund (4
                      for             (term of office,                      (nominee to     feeder portfolios);
(age 45)              Director        if approved,                          serve as        Rubicon Quantitative
                                      will be until                         director of 3   Strategies Master Fund (2
                                      death,                                portfolios)     feeder portfolios); GSA
                                      resignation or                                        Capital International
                                      removal)                                              Master Fund, Ltd. (3
                                                                                            feeder portfolios); GSA
                                                                                            Capital Macro Master Fund
                                                                                            Ltd. (2 feeder
                                                                                            portfolios); GSA Capital
                                                                                            GMN Master Fund Limited (2
                                                                                            feeder portfolios)

----------
(2) Not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

Stephen C. Asheroff   Director        Until death,        See above         2
                                      resignation or                        (nominee,
(age 59)                              removal; since                        under a
                                      December 1999                         separate
                                                                            proxy
                                                                            statement, to
                                                                            serve as
                                                                            director of a
                                                                            third
                                                                            portfolio)

Steven N. Fayne       Director        Until death,        See above         3               Clarion Total Return Fund;
                                      resignation or                                        ING Clarion Investors, LLC
(age 54)                              removal; since
                                      June 2002

I. Trevor Rozowsky    Director        Until death,        See above         3               Lydian Private Bank; Cold
                                      resignation or                                        Spring Capital, Inc.;
(age 44)                              removal; since                                        Clarion Total Return Fund;
                                      June 2002                                             ING Clarion Investors, LLC

                              Interested Directors

                                                                              Number of
                                                                            Portfolios in
                                                                             Fund Complex
                                                             Principal       Overseen by
                      Position(s)      Term of Office      Occupation(s)     Director or        Other Directorships
   Name, Address       Held with        and Length of       During Past      Nominee for        Held by Director or
      and Age          each Fund         Time Served          5 Years          Director        Nominee for Director
-------------------   -------------   -----------------   ---------------   -------------   ---------------------------
Daniel Heflin(3)      President,      Until death,        See above         3               Clarion Total Return Fund
                      CEO and         resignation or
(age 42)              Director        removal; since
                                      July 1997

Frank L. Sullivan,    Chairman        Until death,        See above         2
Jr.(4)                of the          resignation or
                      Board           removal; since
(age 60)                              July 1997


----------
(3)   Mr. Heflin is interested due to his position as an officer of the Adviser.

(4) Mr. Sullivan is interested due to his position as an officer of ING Clarion Partners, an affiliate of the Adviser.

                                    Officers

                         Position(s)        Term of Office
   Name, Address          Held with          and Length of         Principal Occupation(s)
      and Age             each Fund           Time Served            During Past 5 Years
---------------------   --------------   ---------------------   ----------------------------
Daniel Heflin           President,       Until death,            President and CEO,
                        CEO and          resignation or          ING Clarion Capital, LLC
(age 42)                Director         removal; since July
                                         1997

Stephen Baines          Vice President   Until death,            Chief Investment Officer,
                                         resignation or          ING Clarion Capital, LLC;
(age 44)                                 removal; since          Formerly, Founding Partner,
                                         November 2003           James Howard, LP

Joanne M. Vitale        Vice President   Until death,            Director, ING Clarion
                                         resignation or          Partners, LLC; formerly,
(age 49)                                 removal; since July     Senior Vice President, ING
                                         1997                    Clarion Partners, LLC; Vice
                                                                 President, ING Clarion
                                                                 Partners, LLC

Jerry Chang             Chief            Until death,            Chief Compliance Officer
                        Compliance       resignation or          and Chief Financial
(age 39)                Officer          removal, since May      Officer, ING Clarion
                                         2005                    Capital, LLC; formerly,
                                                                 Vice President, Strategic
                                                                 Value Partners, LLC;
                                                                 Controller, Goldman Sachs
                                                                 and Co., Investment
                                                                 Management Division

      The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended October 31, 2005. Officers of the Funds and Interested Directors do not receive any compensation from the Funds.

                                                            Pension or                               Total
                             Aggregate     Aggregate        Retirement                           Compensation
                           Compensation   Compensation   Benefits Accrued   Estimated Annual     From Fund and
      Name of Person,        From the       From the        as Part of        Benefits Upon      Fund Complex
         Position           Master Fund    Value Fund      Fund Expenses       Retirement      Paid to Directors
------------------------   ------------   ------------   ----------------   ----------------   -----------------
Frank L. Sullivan, Jr.,*      $    0         $    0             $0                $0                $     0
Chairman of the Board

Daniel Heflin,*               $    0         $    0             $0                $0                $     0
President, CEO and
Director

Stephen C. Asheroff,          $5,000         $5,000             $0                $0                $12,167
Director

S. Leland Dill,**             $1,250         $1,250             $0                $0                $ 3,750
Advisory Director/
Nominee

Steven N. Fayne,              $5,000         $5,000             $0                $0                $15,000
Director

I. Trevor Rozowsky,           $5,000         $5,000             $0                $0                $15,000
Director

James G. Webb,**              $2,167         $2,167             $0                $0                $ 6,500
Advisory
Director/ Nominee

*     Interested Director

** Messrs. Dill and Webb have served as Advisory Directors of the Funds (at the invitation of the Boards of Directors) since September 2005. Compensation shown as received by them was received in that capacity.

      The following table sets forth information as of October 31, 2005 regarding ownership by the Directors of the Funds. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

                              Independent Directors

            (1)                              (2)                                  (3)
---------------------------   ---------------------------------   -----------------------------------
                                                                    Aggregate Dollar Range of Equity
                                                                  Securities in All Funds Overseen by
                              Dollar Range of Equity Securities     Director or Nominee in Family of
Name of Director or Nominee               in the Fund                     Investment Companies
---------------------------   ---------------------------------   -----------------------------------
S. Leland Dill                                A                                    A

James G. Webb                                 A                                    A

Stephen C. Asheroff                           A                                    A

Steven N. Fayne                               A                                    A

I. Trevor Rozowsky                            A                                    A

                              Interested Directors

            (1)                              (2)                                  (3)
---------------------------   ---------------------------------   -----------------------------------
                                                                    Aggregate Dollar Range of Equity
                                                                  Securities in All Funds Overseen by
                              Dollar Range of Equity Securities     Director or Nominee in Family of
Name of Director or Nominee               in the Fund                     Investment Companies
---------------------------   ---------------------------------   -----------------------------------
Frank L. Sullivan, Jr.                        E                                    E

Daniel Heflin                                 E                                    E

      Mr. Asheroff and Mr. Fayne have served as directors to Clarion Commercial Holdings, Inc., a Maryland corporation that is advised by the Adviser. In addition, each of the Independent Directors serves as a Director of the Master Fund (as, if approved, will Mr. Dill and Mr. Webb). Mr. Fayne and Mr. Rozowsky also serve as directors of two other registered investment companies, Clarion Total Return Fund (also advised by the Adviser) and ING Clarion Investors LLC (internally managed; no investment adviser). Messrs. Asheroff, Dill and Mr. Webb are candidates to serve as directors of the Clarion Total Return Fund and ING Clarion Investors LLC. Except as just described, none of the Independent Directors has held any other position with (i) the Funds, (ii) an investment company advised by, controlled by or under common control with the Adviser,
(iii) the Adviser or other affiliate of the Fund, or (iv) any person controlling, controlled by or under common control with the Adviser. None of the Independent Directors or nominees owns, beneficially or of record, securities issued by (i) the Adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. None of the Independent Directors or nominees (or the immediate family of any of them) own securities of the Adviser (or of any of its affiliates).

      There were four meetings of the Board of Directors held during the fiscal year ended October 31, 2005. Each current Director attended at least seventy-five percent of the aggregate number of those meetings of the Board and, during the same period, of any committee on which he or she served.

      Each Board of Directors has a single standing, chartered committee devoted to review of the respective Fund's audit functions and its independent accountants. This Audit Committee reviews the contract between the respective Fund and its independent accountants, recommends the continuation or termination of the contract with the independent accountants, oversees the Fund's accounting and financial reporting policies, procedures and internal controls and generally acts as a liaison with the independent accountants. Currently, the Audit Committee for both Funds consists of three Independent Directors, Messrs. Asheroff, Rozowsky and Fayne. The Audit Committee held two meetings during the fiscal year ended October 31, 2005.

      The Funds do not have a standing nominating, chartered committee because each Board of Directors has determined that all of its Independent Directors acting as a group properly should serve that function. When nominees are considered, they are considered by the existing Independent Directors. The committee will consider nominees to the Board recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Director of the Funds, should be submitted to the Board at the address maintained for communications with Independent Directors. With respect to the criteria for selecting Independent Directors, it is expected that each candidate will possess the following minimum qualifications: (i) not an interested person of the Funds or their affiliates within the meaning of the 1940 Act; (ii) personal integrity; (iii) no material business relationship that could create an appearance of lack of independence in respect of the Adviser and its affiliates; (iv) the disposition to act independently in respect of the Adviser and its affiliates and others in order to protect the interests of shareholders; and (vi) business judgment gained through experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues. A candidate need not have the type of previous experience or knowledge referred to above if it is otherwise determined that he or she has additional qualifications such that his or her qualifications, taken as a whole, demonstrate a comparable level of fitness for the position.

Independent Accountant

      The Boards of Directors do not anticipate that representatives of the Funds' independent public accounting firm, Ernst & Young LLP ("E&Y"), will attend or make a statement at the Meeting or be available to answer questions at the meeting regarding the Proposals. Audited financial statements for the fiscal year ended October 31, 2005 are contained in the Funds' Annual Reports. Shareholders may obtain a copy from the Funds at no charge by mail at Clarion Value Fund, Inc., 230 Park Avenue, New York, New York 10169 or by telephone at
(212) 883-2500. A copy may also be obtained by visiting the Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov).

      Audit fees paid by the Funds for professional services rendered by E&Y related to the audit of the Funds' annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Funds' Prospectuses and Statements of Additional Information) were $69,500 and $89,100 for the fiscal years ended October 31, 2004 and 2005, respectively.

      Audit-related fees paid by the Funds for professional services rendered by E&Y reasonably related to the audit of the Funds, but not described in the preceding paragraph, were $0 and $0 for the fiscal years ended October 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Funds.).

      Tax fees paid by the Funds for professional services rendered by E&Y for tax compliance, tax advice and tax planning, were $23,500 and $27,025 for the fiscal years ended October 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Funds.)

      All other fees paid by the Funds to E&Y (i.e., for services other than those described with respect to audit, audit-related and tax fees above) were $0 and $0 for the fiscal years ended October 31, 2004 and 2005, respectively. (During the same periods, such fees paid to E&Y by the Adviser or any other affiliated entity providing services to the Funds were $0 and $0, respectively.)

      The Funds' Audit Committees have adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by E&Y to the Funds, to the Adviser and, in some cases, to other affiliates of the Funds. To date, no such services have required review by the Audit Committees. In respect of audit-related fees, tax fees and all other fees paid to E&Y by the Funds (each as outlined in one of the three immediately preceding paragraphs), the percentage of such fees approved pursuant to a de minimis standard was 0.018% and 0.022% (audit-related fees, fiscal years 2004 and 2005 respectively), 0.006% and 0.007% (tax fees, fiscal years 2004 and 2005 respectively) and 0% and 0% (all other fees, fiscal years 2004 and 2005 respectively). The Audit Committees have considered whether the payment of the various fees outlined above is compatible with maintaining E&Y's independence with respect to the Funds.

                                                                     Appendix II

                            CLARION VALUE FUND, INC.
                          CLARION VALUE FUND MASTER LLC
                                 230 Park Avenue
                            New York, New York 10169

THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS OF CLARION VALUE FUND, INC. and CLARION VALUE FUND MASTER LLC. The undersigned hereby appoints Daniel Heflin, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of CLARION VALUE FUND, INC. and CLARION VALUE FUND MASTER LLC on May 29, 2006, including all adjournments, as specified below. The Boards of Directors will not present or act upon any business other than that contemplated by the proposal specified below at the special meeting.

1.    To approve a new Investment
      Advisory Contract;

      FOR the New Agreements [ ]

      AGAINST the New Agreements [ ]

      ABSTAIN from voting for the New
      Agreements [ ]

2.    To elect Boards of Directors:     New Independent Director nominees:

      FOR all nominees listed [ ]       S. Leland Dill [ ]

      AGAINST all nominees listed [ ]   James G. Webb [ ]

      ABSTAIN from voting for all       Independent Director Nominees currently
      nominees [ ]                      serving as members of the Board of
                                        Directors:
      Only FOR the nominees indicated
      [ ]                               Stephen C. Asheroff  [ ]

                                        Steven N. Fayne [ ]

                                        I. Trevor Rozowsky [ ]

                                        Interested Director Nominees currently
                                        serving as members of the Board of
                                        Directors:

                                        Frank L. Sullivan, Jr. [ ]

                                        Daniel Heflin  [ ]

You may vote by mail, using the enclosed ballot or in person at the meeting. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION ABOVE MADE;

IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL LISTED ABOVE.

--------------------------------------------------------------------------------
This proxy is in respect of all shares  Please sign, date and return in the
owned by the undersigned.               accompanying envelope. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, give full name and
                                        title as such.

                                        ----------------------------------------
                                        Signature                          Date

                                        ----------------------------------------
                                        Name                               Title
--------------------------------------------------------------------------------